UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2004

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50364	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5524 East Fourth Street, Tucson Arizona	85711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

N/A

(Former name, former address, and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

99.1	Earnings release issued by The Providence Service Corporation on May 5, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2004, The Providence Service Corporation (“Providence”) issued an earnings release reporting its financial results for the three months ended March 31, 2004. A copy of this earnings release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: May 5, 2004	By:	/S/ MICHAEL N. DEITCH

Michael N. Deitch
Chief Financial Officer